                                                                  EXHIBIT 10.1.3


                               THIRD AMENDMENT TO
                                CREDIT AGREEMENT


          THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment"), dated as of November 19, 1999, is entered into among HOME INTERIORS & GIFTS, INC., a Texas corporation (the "Borrower"), the institutions listed on the signature pages hereof that are parties to the Credit Agreement defined below (collectively, the "Lenders"), THE CHASE MANHATTAN BANK, as syndication agent (in said capacity, the "Syndication Agent"). NATIONAL WESTMINSTER BANK, PLC, as documentation agent (the "Documentation Agent"), THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as a co-agent, SOCIETE GENERALE, as a co-agent, CITICORP USA. INC., as a co-agent (collectively, the "Co-Agents"), and BANK OF AMERICA, N.A., formerly known as NationsBank, N.A., as administrative agent (in said capacity, the "Administrative Agent").


                                   BACKGROUND

          A. The Borrower, the Lenders, the Documentation Agent, the Syndication Agent, the Co-Agents, and the Administrative Agent are parties to that certain Credit Agreement, dated as of June 4, 1998, as amended by that certain First Amendment to Credit Agreement, dated as of December 18, 1998, and that certain Second Amendment to Credit Agreement dated as of March 12, 1999 (said Credit Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

          B. The Borrower, the Lenders, the Documentation Agent, the Syndication Agent, the Co-Agents, and the Administrative Agent desire to make certain amendments to the Credit Agreement.

          NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Documentation Agent, the Syndication Agent, the Co-Agents, and the Administrative Agent covenant and agree as follows:

          1.      AMENDMENTS TO CREDIT AGREEMENT.

          (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in the proper alphabetical order:

                  "'Frankford Facility' means the approximately 630,000 square foot new warehouse and distribution facility of the Borrower in Carrollton, Texas."

                  "`Parker Equities Properties' means the seven properties owned by the Borrower to be purchased by Parker Equities, Inc., located at 4550 Spring Valley, Dallas, Texas, 4545 Spring Valley, Dallas, Texas, 1130 W. Jackson Road, Carrollton, Texas, 815 S. Coppell Road, Coppell, Texas, 10351 Home Road, Frisco, Texas, 2601 W. Kingsley, Garland, Texas, and 582 E. Highway 121, Lewisville, Texas."

                  "`Parker Equities Properties Net Cash Proceeds' means the Net Cash Proceeds from the sale of the Parker Equities Properties."

                  "`Qualified Intermediary' has the meaning given to such term in Treasury Regulation Section 1.1031(k)-1(g)(4)(iii)."

                  "`Qualified Intermediary Agreement' means that certain Deferred Exchange Agreement between the Borrower and Texas Escrow Company, Inc. related to the sale of the Parker Equities Properties."

          (b) Article 5 of the Credit Agreement is hereby amended by adding the following Section at the end thereof:

                  "Section 5.13 Landlord's Waivers. The Borrower shall, in good faith, use commercially reasonable efforts to obtain, in form and substance reasonably satisfactory to the Administrative Agent and its counsel, one or more landlord's waivers executed by the landlord of the Parker Equities Properties."

          (c) Article 5 of the Credit Agreement is hereby amended by adding the following Section at the end thereof:

                  "Section 5.14 Parker Equities Properties Net Cash Proceeds. The Parker Equity Properties Net Cash Proceeds shall (i) immediately upon the sale of the Parker Equities Properties, be placed on deposit with a Qualified Intermediary and (ii) only be accessible to the Borrower for costs associated with the purchase and improvement of the Frankford Facility. Upon the earlier of (i) the occurrence of an Event of Default and a demand by the Administrative Agent at the request of the Determining Lenders (subject to the applicable terms of the Qualified Intermediary Agreement) or (ii) the failure of the purchase of the Frankford Facility to occur during the "Exchange Period" as defined in Treasury Regulation Section 1.1031(k)-l(b)(2)(ii), the Borrower shall deliver, or cause to be delivered, to the Administrative Agent as Collateral the Parker Equity Properties Net Cash Proceeds. Concurrent with such delivery, the Borrower shall execute such documents and take such other actions as are determined by the Administrative Agent to be reasonably necessary to perfect a Lien in the Parker Equity Properties Net Cash Proceeds in favor of the Administrative Agent for the benefit of the Lenders."

          (d) Section 7.3(k)is hereby amended by deleting the dollar amount "$5,000,000" therein and inserting the dollar amount "$6,000,000" in lieu thereof.

          (e) Section 7.5 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

          "Section 7.5 Sale of Assets. The Borrower shall not, and shall not permit any of its Subsidiaries to, sell (including for discount or otherwise), lease, transfer or otherwise dispose of assets, except (a) sales of inventory and other assets sold in the ordinary course of business, (b) sales or other dispositions of worn-out or obsolete assets or assets no longer useful in the conduct of the Borrower's business in the ordinary course of business, (c) sales of Cash and Cash Equivalents in the ordinary course of business, (d) sales of assets (excluding the Parker Equities Properties) in which the Net Cash Proceeds thereof are used within 365 days of such sale to purchase assets of similar value and quality and business utility to those assets sold, provided that the aggregate amount of Net Cash Proceeds outstanding and pending reinvestment pursuant to this clause
          (d) shall not exceed $5,000,000 at any time, (e) sales and dispositions (i) from any Domestic Subsidiary to the Borrower or any other Domestic Subsidiary and (ii) from any Foreign Subsidiary to the Borrower or any of its Subsidiaries, (f) transfers resulting from any casualty or condemnation of property or assets, (g) the sale or discount of overdue accounts receivable in the ordinary course of business, in connection with the compromise or collection thereof, (h) licenses or sublicenses of intellectual property and general intangibles and licenses, leases or subleases of other property in each case in the ordinary course of business and which do not materially interfere with the business of the Borrower and its Subsidiaries, (i) the sale of assets in respect of the Candle Making Joint Venture not to exceed $2,500,000 in aggregate amount, (j) sales of assets during any fiscal year the aggregate Net Cash Proceeds of which do not exceed $1,000,000, (k) assets sales, the Net Cash Proceeds of which are applied in accordance with Section 2.5(c) hereof, and (1) sale of the Parker Equities Properties; provided that
          (i) until the closing of the purchase of the Frankford Facility, the Net Cash Proceeds thereof are held on deposit with a Qualified Intermediary or the Administrative Agent and (ii) the Net Cash Proceeds thereof are used to purchase and/or construct and improve the Frankford Facility or the Borrower's new corporate headquarters."

          (f) Section 7.10 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

          "Section 7.10 Sale and Leaseback. The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any arrangement whereby it sells or transfers any of its assets, and thereafter rents or leases such assets, except the Parker Equity Properties, provided that this Section 7.10 hereof does not prohibit any sale and leaseback resulting from the incurrence of any lease or purchase money financing in respect of any capital assets entered into within 90 days of the acquisition of such capital asset for the purpose of providing permanent financing of such capital asset permitted under Section 7.1 hereof."

          (g) Section 7.11 of the Credit Agreement is hereby amended by inserting the following proviso at the end of such section:

          "; provided, however, notwithstanding anything in this Section 7.11 to the contrary, for purposes of Section 7.11 only, Capital Expenditures shall not include (i) the difference between the Parker Equity Properties Net Cash Proceeds and the purchase price of the Frankford Facility, and (ii) build-out costs for the Frankford Facility, costs related to the automated order fulfillment system for the Frankford Facility and leasehold improvements for the Borrower's new corporate headquarters, not to exceed with respect to both clauses
          (i) and (ii) above $23,400,000 in aggregate amount."

          (h) The first sentence of Section 11.6(d) of the Credit Agreement is hereby amended by deleting clause (iv) thereof and inserting the following in lieu thereof:

          "(iv) no such assignment, other than to an Affiliate of a Lender, to an existing Lender hereunder or to a Related Fund, shall be in an amount of less than $5,000,000, unless the portion of the Commitments or Advances of a Lender is less than $5,000,000, in which case such assignment may be in the total amount of such Lender's portion of the Commitments or Advances; provided, however, notwithstanding anything herein to the contrary, in no event shall the portion of any Commitments or Advances retained by any Lender in connection with and as a result of any such assignment be less than $1,000,000."

          2.      REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT.
By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendment contemplated by the foregoing Section 1:

          (a) the representations and warranties contained in the Credit Agreement (other than those representations and warranties that specifically relate to an earlier date) and the other Loan Documents are true and correct in all material respects on and as of the date hereof as made on and as of such date;

          (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

          (c) the Borrower has full corporate power and authority to execute and deliver this Third Amendment, and this Third Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

          (d) neither the execution, delivery and performance of this Third Amendment nor the consummation of any transactions contemplated herein will conflict with any material Applicable Law, the articles of incorporation, bylaws or other governance document of the Borrower or any of its Subsidiaries, or any material indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries or any of their respective property may be bound; and

          (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower or any Guarantor), is required for the execution, delivery or performance by the Borrower of this Third Amendment or the acknowledgment of this Third Amendment by any Guarantor other than (i) those approvals and consents already obtained, and (ii) consents under immaterial contractual obligations.

          3. CONDITIONS OF EFFECTIVENESS. This Third Amendment shall be effective as of November 19, 1999, subject to the following:

          (a) the Administrative Agent shall receive counterparts of this Third Amendment executed by the Determining Lenders, the Required Facility A Term Loan Lenders and the Required Facility B Term Loan Lenders;

          (b) the Administrative Agent shall receive counterparts of this Third Amendment executed by the Borrower and acknowledged by each Guarantor;

          (c) arrangements shall have been made, in form and substance reasonably satisfactory to the Administrative Agent and its counsel, for the possession by a Qualified Intermediary of the Parker Equity Properties Net Cash Proceeds; and

          (d) the Administrative Agent shall receive, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

          4. GUARANTOR ACKNOWLEDGMENT. By signing below, each of the Guarantors (i) acknowledges, consents and agrees to the execution and delivery of this Third Amendment, (ii) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Third Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Subsidiary Guaranty, and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty solely as a result of the execution and delivery of this Third Amendment.

          5.      REFERENCE TO THE CREDIT AGREEMENT.

          (a) Upon the effectiveness of this Third Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Third Amendment.

          (b) The Credit Agreement, as amended by this Third Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          6. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Third Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this Third Amendment).

          7. EXECUTION IN COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          8. GOVERNING LAW: BINDING EFFECT. This Third Amendment shall be governed by and construed in accordance with the Laws of the State of Texas without regard to the principles of the conflicts of Laws and the applicable federal Laws and shall be binding upon the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent and each Lender and their respective successors and assigns.

          9. HEADINGS. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

          10.     ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY
THIS THIRD AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


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                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
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                                      -6-

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as the date first written.

                                        HOME INTERIORS & GIFTS, INC.


                                        By: /s/ KENNETH J. CICHOCKI
                                            ------------------------------------
                                            Name: KENNETH J. CICHOCKI
                                                  ------------------------------
                                            Title: CHIEF FINANCIAL OFFICER
                                                   -----------------------------


                                        BANK OF AMERICA, N.A., as Administrative
                                        Agent and as a Lender


                                        By: /s/ NATALIE HEBERT
                                            ------------------------------------
                                            Natalie Hebert       NATALIE HEBERT
                                            Vice President       VICE PRESIDENT


                                        THE CHASE MANHATTAN BANK, as Syndication
                                        Agent and as a Lender


                                        By: /s/ WILLIAM J. CAGGIANO
                                            ------------------------------------
                                            Name: KENNETH J. CAGGIANO
                                                  ------------------------------
                                            Title: MANAGING DIRECTOR
                                                   -----------------------------


                                        THE PRUDENTIAL INSURANCE COMPANY OF
                                        AMERICA, as Co-Agent and as a Lender


                                        By: /s/ B. ROSS SMEAD
                                            ------------------------------------
                                            Name: B. Ross Smead
                                                  ------------------------------
                                            Title: Vice President
                                                   -----------------------------


                                        SOCIETE GENERALE, as Co-Agent and as a
                                        Lender


                                        By: /s/ CYNTHIA A. JAY
                                            ------------------------------------
                                            Name: Cynthia A. Jay
                                                  ------------------------------
                                            Title: Managing Director
                                                   -----------------------------


                                        CITICORP USA, INC., as Co-Agent and as a Lender


                                        By: /s/ TIMOTHY L. FREEMAN
                                            ------------------------------------
                                            Name: TIMOTHY L. FREEMAN
                                                  ------------------------------
                                            Title: MANAGING DIRECTOR/SCO
                                                   -----------------------------


                                        BANK ONE, TEXAS, N.A.



                                        By: /s/ GINA A. NORRIS
                                            ------------------------------------
                                            Name: Gina A. Norris
                                                  ------------------------------
                                            Title: Managing Director
                                                   -----------------------------


                                        BANKERS TRUST COMPANY



                                        By: /s/ DAVID J. BELL
                                            ------------------------------------
                                            Name: DAVID BELL
                                                  ------------------------------
                                            Title: PRINCIPAL
                                                   -----------------------------


                                        BHF (USA) CAPITAL Corporation



                                        By: /s/ JEFFREY FROST
                                            ------------------------------------
                                            Name: JEFFREY FROST
                                                  ------------------------------
                                            Title: VICE PRESIDENT
                                                   -----------------------------


                                        By: /s/ CHRISTOPHER DUGGER
                                            ------------------------------------
                                            Name: CHRISTOPHER DUGGER
                                                  ------------------------------
                                            Title: ASSOCIATE
                                                   -----------------------------


                                        BANK AUSTRIA CREDITANSTALT
                                        CORPORATE FINANCE, INC.


                                        By: /s/ RICHARD VARALLA
                                            ------------------------------------
                                            Name: RICHARD VARALLA
                                                  ------------------------------
                                            Title: ASSOCIATE
                                                   -----------------------------

                                        By: /s/ ROBERT M. BIRINGER
                                            ------------------------------------
                                            Name: ROBERT M. BIRINGER
                                                  ------------------------------
                                            Title: EXECUTIVE VICE PRESIDENT
                                                   -----------------------------


                                        GENERAL ELECTRIC CAPITAL CORPORATION



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


                                        HELLER FINANCIAL, INC.



                                        By: /s/ SHEILA C. WEIMER
                                            ------------------------------------
                                            Name: SHEILA C. WEIMER
                                                  ------------------------------
                                            Title: VICE PRESIDENT
                                                   -----------------------------


                                        NATIONAL CITY BANK OF KENTUCKY



                                        By: /s/ TOM GARBACH
                                            ------------------------------------
                                            Name: TOM GARBACH
                                                  ------------------------------
                                            Title: VICE PRESIDENT
                                                   -----------------------------


                                        BALANCED HIGH-YIELD FUND I
                                        By: BHF (USA) Capital Corporation
                                            acting as attorney-in-fact

                                        By: /s/ JEFFREY FROST
                                            ------------------------------------
                                            Name: JEFFREY FROST
                                                  ------------------------------
                                            Title: VICE PRESIDENT
                                                   -----------------------------


                                        By: /s/ CHRISTOPHER DUGGER
                                            ------------------------------------
                                            Name: CHRISTOPHER DUGGER
                                                  ------------------------------
                                            Title: ASSOCIATE
                                                   -----------------------------


                                        KZH ING-2 LLC



                                        By: /s/ PETER CHIN
                                            ------------------------------------
                                            Name: Peter Chin
                                                  ------------------------------
                                            Title: Authorized Agent
                                                   -----------------------------


                                        DELANO COMPANY

                                        By: Pacific Investment Management
                                            Company, As its Investment Advisor

                                        By: Pimco Management Inc., A General
                                            Partner

                                        By: /s/ Mohan V. Phansalkar
                                            ------------------------------------
                                            Name: Mohan V. Phansalkar
                                                  ------------------------------
                                            Title: Senior Vice President
                                                   -----------------------------


                                        VAN KAMPEN CLO II, LIMITED

                                        By: Van Kampen American Capital
                                            Management, Inc.,
                                            as Collateral Manager


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


                                        SENIOR DEBT PORTFOLIO

                                        By: Boston Management and Research, as
                                            Investment Manager

                                        By: /s/ BARBARA CAMPELL
                                            ------------------------------------
                                            Name: BARBARA CAMPELL
                                                  ------------------------------
                                            Title: VICE PRESIDENT
                                                   -----------------------------


                                        FIRST DOMINION FUNDING I



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


                                        TCW LEVERAGED INCOME TRUST, L.P.

                                        By: TCW Advisers (Bermuda), Ltd., as
                                            General Partner


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                        By: TCW Investment Management Company,
                                            as Investment Manager


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------



                                        TCW LEVERAGED INCOME TRUST II, L.P.

                                        By: TCW Advisers (Bermuda), Ltd., as
                                            General Partner


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------
                                        By: TCW Investment Management Company,
                                            as Investment Manager


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


                                        CAPTIVA III FINANCE LTD., as advised by
                                        Pacific Investment Management Company


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


                                        ARCHIMEDES FUNDING, L.L.C.

                                        By: ING Capital Advisors LLC
                                            as Collateral Manager


                                        By: /s/ MICHAEL D. HATLEY
                                            ------------------------------------
                                            Name: MICHAEL D. HATLEY
                                                  ------------------------------
                                            Title: MANAGING DIRECTOR
                                                   -----------------------------


                                        UNION BANK OF CALIFORNIA, N.A.



                                        By: /s/ J. SCOTT JESSUP
                                            ------------------------------------
                                            Name: J. SCOTT JESSUP
                                                  ------------------------------
                                            Title: VICE PRESIDENT
                                                   -----------------------------


                                        SEQUILS-ING I (HBDGM), LTD.

                                        By: ING Capital Advisors LLC,
                                            as Collateral Manager


                                        By: /s/ MICHAEL D. HATLEY
                                            ------------------------------------
                                            Name: MICHAEL D. HATLEY
                                                  ------------------------------
                                            Title: MANAGING DIRECTOR
                                                   -----------------------------


                                        EATON VANCE INSTITUTIONAL SENIOR LOAN
                                        FUND

                                        By: Eaton Vance Management, as
                                            Investment Advisor

                                        By: /s/ BARBARA CAMPELL
                                            ------------------------------------
                                            Name: BARBARA CAMPELL
                                                  ------------------------------
                                            Title: VICE PRESIDENT
                                                   -----------------------------


                                        EATON VANCE SENIOR INCOME TRUST

                                        By: Eaton Vance Management, as
                                            Investment Advisor


                                        By: /s/ BARBARA CAMPELL
                                            ------------------------------------
                                            Name: BARBARA CAMPELL
                                                  ------------------------------
                                            Title: VICE PRESIDENT
                                                   -----------------------------


ACKNOWLEDGED AND AGREED:

DALLAS WOODCRAFT, INC., a Texas corporation
GIA, INC., a Nebraska corporation
HOMCO, INC., a Texas corporation


By: /s/ LEONARD A. ROBERTSON
    ---------------------------------
Name: LEONARD A. ROBERTSON
      -------------------------------
Title: SECRETARY
       ------------------------------

HOMCO PUERTO RICO, INC., a Delaware corporation
SPRING VALLEY SCENTS, INC., a Texas corporation

By: /s/ LEONARD A. ROBERTSON
    ------------------------------------
Name: LEONARD A. ROBERTSON
      ----------------------------------
Title: SECRETARY
       ---------------------------------


                                      -8-